1 A Diversified Holding Company www.starequity.com Creating shareholder value through operational excellence and disciplined capital allocation Common Stock: Nasdaq: STRR Series A 10% Preferred Stock: Nasdaq: STRRP Investor Presentation August 2023

2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc.”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company. Forward Looking Statement

3 About Star Equity Holdings Construction Corporate HQInvestments A Diversified Holding Company with Two Divisions (1) Common Stock (Nasdaq: STRR): Stock Price (2) : $1.05 15.5 million shares outstanding (3) Series A Preferred Stock (Nasdaq: STRRP): Stock Price (2) : $9.15 1.92 million shares outstanding (3) 10% annual cash dividend (2) 6/30/23 closing price. (3) 8/07/2023 share count. KBS EBGL Private InvestmentsPublic InvestmentsReal Estate (1) Effective May 4, 2023, Star Equity sold its Healthcare division for $40 million. See slide 6 for more information. Functions like a private equity firm and is responsible for: • Oversight of Operating Management Teams • Capital Allocation • Strategic Leadership • Restructurings & Turnarounds • M&A • Bank Relationships • Capital Markets • Investor Relations • Financial Reporting, FP&A • Compliance & Legal • Manage Investments Division • Star Equity Fund is a portfolio of public equities managed by STRR • Makes strategic investments in undervalued public companies, potential acquisition targets, or JVs • Owns, manages, and finances operating company real estate assets • Holds private company debt and equity interests • Makes strategic investments in potential acquisition targets or JVs Minneapolis-St Paul Area • Designs and manufactures wall panels and engineered wood products for commercial and residential projects • Distributes building materials and operates a lumber yard and showroom Maine / New England • Designs and manufactures modular housing units for commercial and residential projects • Owns, manages, and finances operating company real estate assets

4 Investment & Financial Highlights $57.1M Revenue $12.4M Gross Profit $21.4M(2) Cash Balance Currently Debt Free(2) Benefits of our Holding Company Structure • Stronger growth in revenue, cash flow, and earnings due to focus on operational excellence, cost savings, better funding, and other efficiencies • Optimized and disciplined capital allocation maximizes returns over the long term • Operating managers focused on operations and growth, not distracted by corporate functions • Platform for future bolt-on acquisitions for existing operating companies, acquisitions of new verticals, and other growth opportunities • Businesses and assets can be sold for intrinsic value versus publicly-traded pure plays which are capped by stock price and typical deal premium FY 2022 Pro Forma (1) (1) FY 2022 pro forma financials filed as an 8-K/A on May 10, 2023, reflect December 31, 2022 financials absent Digirad Health, Inc. (2) As of June 30, 2023. (3) See slides 16-19; As of June 30, 2023, public investments portfolio value was $4.8M. $24.3M(3) Investments

5 Differentiated Corporate Strategy and Structure Looking for accretive bolt-ons and new verticals Able to pursue both private and public acquisition targets, sometimes through activism(1) Flexible deal structuring given ability to use mix of cash, debt, common, preferred Open-ended investment time horizon allows for flexible holding periods Long-term partnership approach rather than short-term transactional mentality Star Equity shareholders do not pay any fees and have public market liquidity 1 2 3 4 5 6 (1)Public activism efforts are not always in pursuit of acquisition. Similar to Private Equity, but with Key Distinctions

6 Case Study: Healthcare Division Feb 2021 Mar 2021 May 2022 May 2023 Real Estate Sales $1 Million Sept 2018 Oct 2018 Telerhythmics Sale $2 Million Reorganization Margins DMS Sale $18.8 Million MDOS Sale $1.4 Million DHI Sale* $40 Million Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions. $63.2 million of value realized through portfolio optimization Sale of Digirad Health unlocked significant value for shareholders *DHI sold for $40 million despite STRR market cap being $10 million at the time

7 Case Study: Construction Division April 2023 Long-Term GoalSeptember 2019 • Approx. 145k sq. ft. of production capacity / two facilities • Approx. 230 modules/year • $55k/module average selling price • Primarily in single-family residential housing market • Approx. 235k sq. ft. of production capacity / three facilities • Approx. 350 modules/year • $90k/module average selling price • Expanded into commercial market, larger projects and multi- family buildings with a sales pipeline of approximately $50 million • Mid-teens annual organic growth • Reputation for quality and reliability • Profitability hampered by swings in commodity prices and sub- optimal contract language • Improved operational efficiencies, commodity price risk mitigation via hedging program, and project risk mitigation via protective contract language • Stronger market presence and reputation • High single-digit annual organic growth • Reputation for quality and reliability Turnaround In Numbers FY 2020 FY 2021 FY 2022 Revenue $28.9M Gross Profit $4.1M Adj. EBITDA $0.7M Revenue $48.0M Gross Profit $3.0M* Adj. EBITDA $(2.7)M* Revenue $57.1M Gross Profit $12.7M Adj. EBITDA $6.3M * FY 2021 Construction margins were affected by COVID-related raw materials price increases. Improved operating performance and strong growth has created significant value since 2019 purchase Construction division significantly more valuable today than its 2019 purchase price

8 Construction Division Two Business Units KBS Builders (“KBS”) EdgeBuilder-Glenbrook (“EBGL”)

9 Construction Division Maine / New England • Designs and manufactures structural wall panels for commercial-scale, multi-family projects • Designs and manufactures engineered wood products for single family homes and residential developments • Distributes building materials and operates a professional lumber yard and showroom • Designs and manufactures custom, modular housing units for single-family and multi-family projects • Rapidly expanding presence in commercial-scale projects throughout New England including the Greater Boston area • Largest known modular manufacturing capacity in the markets we serve Minneapolis-St. Paul Area

10 KBS Builders Business Unit Maine-based designer and manufacturer of modular housing units serving the New England Market MODULAR CONSTRUCTION BENEFITS - Shorter construction period - Significantly lower labor costs - Design flexibility - High quality control 2 MANUFACTURING FACILITIES - South Paris, Maine: approx. 85,000 sq. ft.; primary manufacturing facility - Oxford, Maine: approx. 90,000 sq. ft.; currently idle GEOGRAPHIC FOOTPRINT - Expanding universe of single and multi- family homebuilders and commercial contractors and developers across New England ❖ Average selling price now exceeds $90,000/module(1) ❖ Sales pipeline of approximately $45 million(1) ❖ Long-Term Goal: mid-teens annual organic growth rate (CAGR from 2019 through 2022 = 33%) MODULAR UNITS - Residential homes and town houses - Apartment buildings and condos - Multi-story commercial/ office buildings - Other commercial applications, hospitals, schools, dormitories, etc. (1) As of 6/30/2023.

11 KBS Builders Commercial Project Evolution Completed Contracts $2.0M $6.7M $2.0M $2.0-2.5M $9.2M $4.2M Client Martin Realty Tocci Building Corporation Real Estate Developer Non-Profit Affordable Housing Developer College in New England Real Estate Developer Scope Manufacture building modules to renovate and expand an existing mixed-use building for military veterans 3-phase contract to manufacture building modules for a U.S. Government project Manufacture of building modules for multifamily buildings Manufacture building modules for workforce housing Manufacture building modules for dormitories Manufacture building modules for multifamily buildings Units 58 modules 124 modules (28 single-family and townhouse units) 36 modules (2 multifamily buildings) 40 modules (20 housing units) 72 modules (4 dormitories) 60 modules (8 multifamily buildings) Location Downtown Quincy, MA Natick, MA NH Cape Cod and the Islands New England Nantucket, MA Delivery September 2021 December 2021 December 2021 March 2022 Spring & Summer 2022 Winter 2022/2023 In Production $2.2M South Burlington School District, VT Manufacture modules for the construction of classrooms 24 modules (2 schools) Burlington, VT Spring & Summer 2023 Pursuing larger, more profitable projects in select market segments

12 EBGL Business Unit Complementary manufacturing and distribution businesses managed together ❖ Long-Term Goal: high single-digit annual organic growth rate (CAGR from 2019 through 2022 = 16%) and strategic growth through bolt-on acquisitions GLENBROOK - Operates a lumber yard and showroom in Oakdale, MN and a warehouse in Hudson, WI - Services the upper Midwest states of WI, IA, MN, ND, and SD - Clients: commercial and residential contractors - Facilities: approx. 33,000 leased sq. ft. EDGEBUILDER - Operates a wall panel and wood products manufacturing plant in Prescott, WI - Services the Midwest Area - Clients: commercial contractors - Facilities: approx. 34,000 leased sq. ft. PRODUCTS - Wall panels, permanent wood foundations, and other engineered wood products SERVICES - Sustainable green building practices, quality structural components, advanced design solutions BENEFITS - Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally PRODUCTS - Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, and utility sheds SERVICES - Roofing, millwork, and customized design

13 Construction Division Financial Highlights $28.9 $48.0 $57.1 $- $10 $20 $30 $40 $50 $60 FY 2020 FY 2021 FY 2022 Revenue ($ in millions) $4.1 $3.0 $12.7 $- $2 $4 $6 $8 $10 $12 $14 FY 2020 FY 2021 FY 2022 Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 Non-GAAP adj. EBITDA ($ in millions) Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% • During 2021, to offset COVID-related rapid and historic rise in raw materials costs, the division significantly increased pricing, improved operations and implemented commodity price risk mitigation, which significantly improved gross margins starting in Q4 2021 • In 2022, margins further benefited from these increases; going forward we expect annual Construction gross margin to remain above 20% Steady revenue growth and profit improvement Long-Term Goal: 10%+ revenue growth with gross margins above 20%

14 -$5 $0 $5 $10 Trailing 4Q Adj. EBITDA ($ in millions) $20 $30 $40 $50 $60 Trailing 4Q Revenue ($ in millions) Construction top- and bottom-line financials have improved significantly since being acquired by Star Equity in Q3 2019 Construction Division Financial Highlights Business value has grown substantially higher today than our acquisition cost $0 $5 $10 $15 $20 Trailing 4Q Gross Profit ($ in millions)

15 Three Asset Classes Real Estate Public Investments Private Investments Investments Division

16 Investments Division Real Estate • Star Equity Fund manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JVs • Owns, manages, and finances operating company real estate assets • Negotiates standalone financing to optimize financial leverage and cost of capital Public Investments Private Investments • Holds private company debt and equity interests • Makes strategic investments including potential acquisition targets or JVs

17 Investments Division: Real Estate Real Estate Portfolio Value 2 Factories $5.0 Million (1) (1) Based on 2019 third-party appraisals. Owns Real Estate assets used by operating divisions Overview • Star Real Estate (“SRE”) owns, manages, and finances operating company real estate assets • Two plants in Maine; one plant was purchased from KBS and another from a private company; recently sold a third plant for its appraised value • Purpose-built for the construction of modular buildings for residential, multi-family, and commercial projects Significant Strategic Value & Upside • Two plants are within 10 miles of each other – the largest known modular manufacturing footprint in New England o Primary manufacturing facility can be expanded o Other two plants are idle • Capacity available to handle increased demand and enter new lines of business Strategy • Future acquisition targets could have underappreciated real estate assets that could be placed into SRE • Historically, SRE has raised its own debt and is self-funded • SRE’s separate financing optimizes financial leverage and cost of capital for STRR

18 Star Equity Fund, LP: investment fund managed by Star Investment Management, LLC Investments Division: Public Investments • Portfolio companies can be: o Potential acquisition targets for Star Equity Holdings o Activist investments; pushing for change to create value or o Undervalued equity portfolio investments with attractive attributes • Potential acquisition targets could be accretive bolt-ons and/or new verticals for Star Equity Holdings; actions include: o Improving operating and financial performance o Eliminating duplicate public company and corporate overhead costs or o Selling non-core assets • Significant positions in select undervalued microcap stocks that need change For more information, visit: www.starequityfund.com Makes strategic investments in potential acquisition targets or JVs Public Investments Portfolio Value Public Equities $4.8 Million (2) Activist Strategy • Creates value for our stockholders • Opens up many more opportunities than a “friendly – only” approach o There are over 3,500 public companies with less than $30 million of EBITDA (1) • Public nature of being an activist leads strong idea flow from frustrated shareholders and helps achieve our Vision (1) Data from Bloomberg. (2) As of 6/30/2023 based on price at close.

19 Investments Division: Private Investments Private Investments Portfolio Value TTG Note $7.0 Million TTG Equity $6.0 Million MDOS Note $1.5 Million Total $14.5 Million Holds private company debt and equity interests Debt or equity interests retained in dispositions: • TTG Imaging Solutions, LLC (“TTG”) Rollover Common Equity → $6 million stake • TTG Seller Note → $7 million principal amount, 10% annual compound interest rate (steps up to 12% after 36 months), matures May 2029 o Website: www.ttgimagingsolutions.com • MDOS Promissory Note → $1.5M principal amount, 5% annual interest rate, amortizes over next 5 years Additional strategic investments in potential acquisition targets or JVs

20 Growth Strategy Organic Growth + Acquisitions

21 Disciplined Acquisition Strategy Seeking attractive acquisition opportunities to: • Expand existing business divisions through bolt-on acquisitions • Create new business divisions Construction • Increase KBS’s modular manufacturing output by expanding South Paris, Maine plant and eventually re- opening Oxford, Maine plant • Long-term goal of mid-teens annual organic growth at KBS (CAGR from 2019 through 2022 = 33%) • Long-term goal of high single-digit annual organic growth at EBGL (CAGR from 2019 through 2022 = 16%) • KBS and EBGL can expand presence in their markets by expanding output and adding new products and services Investments • Drive growth + returns across the three asset classes Growth Strategy Organic growth opportunities Long-Term Goal for Construction: 10%+ revenue growth with gross margins above 20%

22 Acquisition Synergy Objectives: • Free management teams to maximize operations and pursue growth opportunities • Share certain corporate functions to reduce corporate overhead • Improve access to capital at a lower cost • Support acquisition diligence and execution • Bolt-ons for existing platform businesses • Creation of new divisions through acquisitions • Market cap of $5-50M are likely more valuable inside our holding company structure • Existing assets, earnings, and cash flows (no start-ups or venture capital-type situations) • High SG&A and public company costs that can be significantly reduced as part of Star Equity • Opportunities for improved operating and financial performance inside of Star Equity • Businesses with growth potential and strong operating management teams Acquisition Strategy Target: Private or Public Companies

23 Jeffrey Eberwein Executive Chairman Corporate Management Team • Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management • Portfolio Manager at Soros Fund Management and Viking Global • CEO of Hudson Global, Inc., a global recruitment company; extensive public company board experience • Holds an MBA from The Wharton School and a BBA from The University of Texas Richard Coleman Chief Executive Officer • Over 30 years of executive leadership experience including as CEO of 2 other public companies • Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member • Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy David Noble Chief Financial Officer • Joined Digirad in late 2018 after 20+ years of Wall Street experience in investment banking and capital markets; Lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector • 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas • Holds an MBA in Finance from MIT’s Sloan School of Management and a BA from Yale University • Over 20 years of combined legal and accounting experience across a variety of industries, including CFO and in-house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies • Taught as Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law • LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University • Joined in 2016 • Previously served as Star Equity’s VP, Finance and Strategy, and prior to that worked as a research analyst at Lone Star Value Management; responsible for securities analysis spanning a variety of sectors and investment strategies • Holds a master’s degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University Shawn Miles Senior Vice President, Finance & Strategy Hannah Bible Chief Legal Officer & Corporate Secretary

24 Appendix

25 Historical Financial Data: Statements of Operations ($ in 000s) Twelve Months Ended December 31, 2022 2021 Revenues: Healthcare $ 55,002 $ 58,556 Construction 57,149 48,003 Investments — — Total revenues 112,151 106,559 Cost of revenues: Healthcare 41,493 46,097 Construction 44,489 44,995 Investments 290 227 Total cost of revenues 86,272 91,319 Gross profit 25,879 15,240 Operating expenses: Selling, general and administrative 27,264 22,595 Amortization of intangible assets 1,720 1,728 Goodwill impairment — 3,359 Gain on sale of MD Office Solutions — (847) Total operating expenses 28,984 26,835 Net income (loss) from continuing operations (3,105) (11,595) Other income (expense): Other (expense) income, net (998) (550) Interest expense, net (975) (905) Gain on forgiveness of PPP loans — 4,179 Total other income (expense) (1,973) 2,724 Income (loss) from continuing operations before income taxes (5,078) (8,871) Income tax provision (174) (60) Income (loss) from continuing operations, net of tax $ (5,252) $ (8,931) Income (loss) from discontinued operations, net of tax — 5,948 Net income (loss) $ (5,252) $ (2,983) Deemed dividend on Series A redeemable preferred stock $ (1,916) $ (1,906) Net income (loss) attributable to common shareholders $ (7,168) $ (4,889) Net income (loss) per share – basic and diluted Net income (loss) per share, continuing operations (0.36) (1.76) Net income (loss) per share, discontinued operations — 1.17 Net income (loss) per share – basic and diluted* (0.36) (0.59) Deemed dividend on Series A redeemable preferred stock per share (0.13) (0.37) Net income (loss) income per share, attributable to common shareholders – basic (0.49) (0.96) Net income (loss) per share, attributable to common stockholders – diluted (0.48) (0.96) Weighted-average common shares outstanding – basic 14,751 5,085 Weighted-average common shares outstanding – diluted 14,829 5,085 Dividends declared per share of Series A perpetual preferred stock $ 1.00 $ 2.31 *Earnings per share may not add due to rounding.

26 Historical Financial Data: Pro Forma Statements of Operations ($ in 000s) Star Equity Holdings, Inc Historical (See note below) Transaction Accounting Adjustments Star Equity Holdings, Inc. Pro Forma Revenues: Healthcare $ 55,002 $ (55,002) $ — Construction 57,149 — 57,149 Investments — — — Total revenues 112,151 (55,002) 57,149 Cost of revenues: Healthcare 41,493 (41,493) — Construction 44,489 — 44,489 Investments 290 — 290 Total cost of revenues 86,272 (41,493) 44,779 Gross profit 25,879 (13,509) 12,370 Operating expenses: Selling, general and administrative 27,264 (13,068) 14,196 Amortization of intangible assets 1,720 (1) 1,719 Total operating expenses 28,984 (13,069) 15,915 Net Income (loss) from continuing operations (3,105) (440) (3,545) Other income (expense): Other income (expense), net (998) (338) (1,336) Interest expense, net (975) 411 (564) Total other income (expense), net (1,973) 73 (1,900) Income (loss) from continuing operations before income taxes (5,078) (367) (5,445) Income tax benefit (provision) (174) 262 88 Net income (loss) from continuing operations, net of tax $ (5,252) $ (105) $ (5,357) Deemed dividend on Series A redeemable preferred stock (1,916) — (1,916) Net income (loss) attributable to common shareholders $ (7,168) $ (105) $ (7,273) Net income (loss) per share Basic* $ (0.36) $ (0.01) $ (0.36) Net income (loss) per share, attributable to common shareholders Basic* $ (0.49) $ (0.01) $ (0.49) Weighted-average common shares outstanding Basic* 14,751 14,751 14,751 For the Year Ended December 31, 2022 *Earnings per share may not add due to rounding.

27 Financial Data: Q2 2023 Statements of Operations ($ in 000s) 2023 2022 Revenues: Healthcare Imaging $ — $ — Building and Construction 8,893 16,806 Real estate and Investments — — Total revenues 8,893 16,806 Cost of revenues: Healthcare Imaging — — Building and Construction 6,229 14,321 Real estate and Investments 61 64 Total cost of revenues 6,290 14,385 Gross profit 2,603 2,421 Healthcare Imaging — — Building and Construction 2,664 2,485 Real estate and Investments (61) (64) 2,603 2,421 Operating expenses: Marketing, sales and general and administrative expenses 4,209 3,195 Amortization of intangible assets 430 430 Goodwill impairment — — Gain on sale of MD Office Solutions — — Total operating expenses 4,639 3,625 Loss from operations (2,036) (1,204) Other income (expense): Other (expense) income, net 568 (442) Interest expense, net 163 (154) Gain on forgiveness of PPP loans — — Total other income (expense) 731 (596) Loss from continuing operations before income taxes (1,305) (1,800) Income taxes benefit (expense) (61) 510 Net loss from continuing operations $ (1,366) $ (1,290) Net Income from discontinued operations 26,957 (286) Net (loss) income $ 25,591 $ (1,576) Deemed dividend on Series A redeemable preferred stock (479) (479) Net (loss) income attributable to common shareholders $ 25,112 $ (2,055) Net earnings (loss) per share - basic and diluted Continuing operations $ (0.09) $ (0.08) Discontinued operations $ 1.74 $ (0.02) Net earnings (loss) per share - basic $ 1.65 $ (0.10) Net income (loss) per common share – basic $ 1.62 $ (0.13) Net income (loss) per common share – diluted $ 1.59 $ (0.13) Weighted average shares outstanding – basic 15,520 15,379 Weighted average shares outstanding – diluted 15,746 15,436 Dividends declared $ 0.25 $ 0.25 Three Months Ended 6/30

28 Financial Data: Q2 2023 Statements of Operations ($ in 000s) 2023 2022 Revenues: Healthcare Imaging $ — $ — Building and Construction 21,239 28,437 Real estate and Investments — — Total revenues 21,239 28,437 Cost of revenues: Healthcare Imaging — — Building and Construction 14,246 24,366 Real estate and Investments 124 163 Total cost of revenues 14,370 24,529 Gross profit 6,869 3,908 Healthcare Imaging — — Building and Construction 6,993 4,071 Real estate and Investments (124) (163) 6,869 3,908 Operating expenses: Marketing, sales and general and administrative expenses 7,893 6,885 Amortization of intangible assets 860 860 Goodwill impairment — — Gain on sale of MD Office Solutions — — Total operating expenses 8,753 7,745 Loss from operations (1,884) (3,837) Other income (expense): Other (expense) income, net 459 (444) Interest expense, net 136 (280) Gain on forgiveness of PPP loans — — Total other income (expense) 595 (724) Loss from continuing operations before income taxes (1,289) (4,561) Income taxes benefit (expense) (61) (1,160) Net loss from continuing operations $ (1,350) $ (5,721) Net Income from discontinued operations 27,376 444 Net (loss) income $ 26,026 $ (5,277) Deemed dividend on Series A redeemable preferred stock (958) (958) Net (loss) income attributable to common shareholders $ 25,068 $ (6,235) Net earnings (loss) per share - basic and diluted Continuing operations $ (0.15) $ (0.41) Discontinued operations $ 1.76 $ 0.03 Net earnings (loss) per share - basic $ 1.68 $ (0.38) Net income (loss) per common share – basic $ 1.62 $ (0.44) Net income (loss) per common share – diluted $ 1.60 $ (0.44) Weighted average shares outstanding – basic 15,518 14,031 Weighted average shares outstanding – diluted 15,706 14,100 Dividends declared $ 0.50 $ 0.50 6/30 Six Months Ended

29 Historical Financial Data: Balance Sheet ($ in 000s) December 31, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 4,665 $ 4,538 Restricted cash 142 278 Investments in equity securities 3,490 47 Lumber derivative contracts — 666 Accounts receivable, net of allowances of $714 and $843, respectively 17,756 15,811 Inventories, net 10,627 8,525 Other current assets 2,587 1,998 Total current assets 39,267 31,863 Property and equipment, net 8,348 8,918 Operating lease right-of-use assets, net 4,482 4,494 Intangible assets, net 13,352 15,072 Goodwill 6,046 6,046 Other assets 1,807 1,659 Total assets $ 73,302 $ 68,052 Liabilities, Mezzanine Equity and Stockholders’ Equity Current liabilities: Accounts payable 3,430 4,277 Accrued liabilities 3,137 2,445 Accrued compensation 3,701 3,051 Accrued warranty 291 569 Lumber derivative contracts 104 — Billings in excess of costs and estimated profit — 312 Deferred revenue 3,376 2,457 Short-term debt 11,682 12,869 Operating lease liabilities 1,427 1,253 Finance lease liabilities 397 588 Total current liabilities 27,545 27,821 Deferred tax liabilities 176 72 Operating lease liabilities, net of current portion 3,141 3,299 Finance lease liabilities, net of current portion 386 706 Other liabilities 299 412 Total liabilities 31,547 32,310 Preferred stock, $0.0001 par value: 10,000,000 shares authorized: Series A Preferred Stock, $8,000,000 shares authorized, liquidation preference ($10.00 per share), 1,915,637 shares issued or outstanding at December 31, 2021. (Liquidation preference: $18,988,390 as of December 31, 2021.) — 18,988 Stockholders’ equity: Preferred stock,$0.0001par value: 10,000,000 shares authorized: Series A Preferred Stock, 8,000,000 shares authorized, liquidation preference (10.00 per share), 1,915,637 shares issued and outstanding at December 31, 2022. (Liquidation preference:$18,988,390 as of December 31, 2022.) 18,988 — Preferred stock, $0.0001 par value: 25,000 shares authorized; Series C Preferred stock, no shares issued or outstanding — — Common stock, $0.0001 par value: 50,000,000 and 30,000,000 shares authorized; 15,177,919 and 5,805,916 shares issued and outstanding (net of treasury shares) at December 31, 2022 and 2021, respectively 1 — Treasury stock, at cost; 258,849 shares at December 31, 2022 and 2021, respectively (5,728) (5,728) Additional paid-in capital 161,715 150,451 Accumulated deficit (133,221) (127,969) Total stockholders’ equity 41,755 16,754 Total liabilities, mezzanine equity and stockholders’ equity $ 73,302 $ 68,052

30 Historical Financial Data: Pro Forma Balance Sheet ($ in 000s) Star Equity Holdings, Inc Historical Transaction Accounting Adjustments Star Equity Holdings, Inc. Pro Forma Assets Current assets: Cash and cash equivalents $ 4,665 $ 18,455 $ 23,120 Restricted cash 142 — 142 Securities available-for-sale 3,490 — 3,490 Accounts receivable, net 17,756 (9,782) 7,974 Inventories, net 10,627 (5,949) 4,678 Other current assets 2,587 5,398 7,985 Total current assets 39,267 8,122 47,389 Property and equipment, net 8,348 (2,634) 5,714 Operating lease right-of-use assets 4,482 (2,626) 1,856 Intangible assets, net 13,352 — 13,352 Goodwill 6,046 (1,608) 4,438 Other assets 1,807 5,559 7,366 Total assets $ 73,302 $ 6,813 $ 80,115 Liabilities and stockholders’ equity Accounts payable 3,430 (1,968) 1,462 Other accrued liabilities 3,137 (1,713) 1,424 Accrued compensation 3,701 (1,690) 2,011 Accrued warranty 291 (253) 38 Derivative Instruments 104 — 104 Deferred revenue 3,376 (1,703) 1,673 Short-term debt and current portion of long-term debt 11,682 (8,299) 3,383 Operating lease liabilities, current portion 1,427 (1,129) 298 Finance lease liabilities, current portion 397 (315) 82 Total current liabilities 27,545 (17,070) 10,475 Deferred tax liabilities 176 — 176 Operating lease liabilities, net of current portion 3,141 (1,558) 1,583 Finance lease liabilities, net of current portion 386 (290) 96 Other liabilities 299 (299) — Total liabilities 31,547 (19,217) 12,330 Stockholders’ equity: Preferred stock,$0.0001par value: 10,000,000 shares authorized: Series A Preferred Stock, 8,000,000 shares authorized, liquidation preference (10.00 per share), 1,915,637 shares issued and outstanding at December 31, 2022. (Liquidation preference: $18,988,390 as of December 31, 2022.) 18,988 — 18,988 Preferred stock, $0.0001 par value: 25,000 shares authorized; Series C Preferred stock, no shares issued or outstanding — — — Common stock, $0.0001 par value: 50,000,000 and 30,000,000 shares authorized; 15,177,919 and 5,805,916 shares issued and outstanding (net of treasury shares) at December 31, 2022 and 2021, respectively 1 — 1 Treasury stock, at cost; 258,849 shares at December 31, 2022 and 2021, respectively (5,728) — (5,728) Additional paid-in capital 161,715 (102,293) 59,422 Accumulated deficit (133,221) 128,323 (4,898) Total stockholders’ equity 41,755 26,030 67,785 Total liabilities and stockholders’ equity $ 73,302 $ 6,813 $ 80,115 As of December 31, 2022

31 Financial Data: Q2 2023 Balance Sheet ($ in 000s) June 30, 2023 (unaudited) December 31, 2022 Assets: Current assets: Cash and cash equivalents $21,368 $4,377 Restricted cash 53 142 Investments in equity securities 4,783 3,490 Lumber derivative contracts 43 — Accounts receivable, net of allowances of $100 and $270, respectively 4,190 7,975 Inventories, net 4,437 4,678 Other current assets 1,744 755 Current assets – discontinued operations — 17,851 Total current assets 36,618 39,268 Property and equipment, net 4,995 5,665 Operating lease right-of-use assets, net 1,666 1,856 Intangible assets, net 12,492 13,352 Goodwill 4,438 4,438 Investment in private company 6,000 — Note receivable 7,000 — Other assets 1,270 1,285 Non-current assets – discontinued operations — 7,438 Total assets $74,479 $73,302 Liabilities and Stockholders’ Equity: Current liabilities: Accounts payable $1,261 $1,447 Accrued liabilities 993 462 Accrued compensation 1,318 1,838 Accrued warranty 41 38 Lumber derivative contracts — 104 Deferred revenue 1,791 1,673 Short-term debt — 3,383 Operating lease liabilities 387 372 Finance lease liabilities 50 82 Current liabilities - discontinued operations — 18,146 Total current liabilities 5,841 27,545 Deferred tax liabilities 237 — Operating lease liabilities, net of current portion 1,310 1,510 Finance lease liabilities, net of current portion 62 96 Non-current liabilities - discontinued operations — 2,396 Total liabilities 7,450 31,547 Stockholders’ Equity: Preferred stock, $0.0001 par value: 10,000,000 shares authorized: Series A Preferred Stock, 8,000,000 shares authorized, liquidation preference ($10.00 per share), 1,915,637 shares issued and outstanding at June 30, 2023. (Liquidation preference: $18,988,390 as of June 30, 2023.) 18,988 18,988 Series C Preferred stock, $0.0001 par value: 25,000 shares authorized; no shares issued or outstanding — — Common stock, $0.0001 par value: 50,000,000 shares authorized; 15,196,458 and 15,177,919 shares issued and outstanding (net of treasury shares) at June 30, 2023 and December 31, 2022, respectively 1 1 Treasury stock, at cost; 258,849 shares at June 30, 2023 and December 31, 2022, respectively -5,728 -5,728 Additional paid-in capital 160,963 161,715 Accumulated other comprehensive loss — — Accumulated deficit -107,195 -133,221 Total stockholders’ equity 67,029 41,755 Total liabilities and stockholders’ equity $74,479 $73,302

32 Historical Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) 1) Reflects adjustments for any unrealized gains or losses in lumber derivatives value and change in fair value of investments in equity securities. 2) Reflects one-time litigation costs. 3) Reflects impairment of goodwill related to the Construction division. 4) Reflects the gain from the sale of MDOS. 5) Reflects the costs incurred for our vein and chronic care product line that was discontinued during the year. 6) Reflects the severance expense for our former Healthcare division CEO and other employees. 7) Reflects one-time write off in uncollectible tenant receivable. 8) Reflects financing costs from our credit facilities. 9) Reflects purchases related to COVID -19 personal protection equipment. 10) Reflects the forgiveness of the Paycheck Protection Program. 11) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and the sum of individual items may not equal the total. For the Twelve Months Ended December 31, 2022 Healthcare Construction Investments Star Equity Corporate Total Net income (loss) from continuing operations $ 105 $ 2,875 $ (970) $ (7,262) $ (5,252) Depreciation and amortization 1,262 1,974 290 9 3,535 Interest expense 411 416 182 (34) 975 Income tax expense 262 (88) — — 174 EBITDA from continuing operations 2,040 5,177 (498) (7,287) (568) Unrealized (gain) loss on equity securities (1) — — 893 — 893 Unrealized (gain) loss on lumber derivatives (1) — 768 — — 768 Litigation costs (2) 3,016 — — — 3,016 Restructuring costs (5) 163 — — — 163 Stock-based compensation 6 21 — 411 438 Severance and retention costs (6) 769 — — 5 774 Financing cost (8) 80 355 91 — 526 Non-GAAP adjusted EBITDA from continuing operations (11) $ 6,074 $ 6,321 $ 486 $ (6,871) $ 6,010 For the Twelve Months Ended December 31, 2021 Healthcare Construction Investments Star Equity Corporate Total Net income (loss) from continuing operations $ 4,629 $ (7,488) $ (443) $ (5,629) $ (8,931) Depreciation and amortization 1,315 1,931 226 3,472 Interest expense 258 509 138 — 905 Income tax expense 60 — — — 60 EBITDA from continuing operations 6,262 (5,048) (79) (5,629) (4,494) Unrealized (gain) loss on equity securities (1) — — 52 (17) 35 Unrealized (gain) loss on lumber derivatives (1) — (664) — — (664) Litigation costs (2) 122 — — 322 444 Stock-based compensation 143 6 — 376 525 Gain on disposal of MD Office Solutions (4) (847) — — — (847) Goodwill impairment (3) — 3,359 — — 3,359 Allowance / Write off of tenant receivable (7) — 323 — — 323 Write off of software implementation costs 1,302 70 — — 1,372 Financing cost (8) 111 449 8 — 568 COVID-19 Protection Equipment (9) 110 — — — 110 SBA PPP Loan forgiveness (10) (2,959) (1,220) — — (4,179) Non-GAAP adjusted EBITDA from continuing operations (11) $ 4,244 $ (2,725) $ (19) $ (4,948) $ (3,448)

33 Reconciliation of Net Income to Adjusted EBITDA- Q2 2023 ($ in 000s) (1) Reflects adjustments for any unrealized gains or losses on equity securities. (2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value. (3) We allocate all corporate interest income to the Investments Division. (4) Reflects one time transaction costs related to the sale of the Healthcare Division. (5) Reflects financing costs from our credit facilities. Three Months Q2 2023 Construction Investments Star Equity Corporate Total Net income (loss) from continuing operations 200 992 (2,558) (1,366) Depreciation and amortization 510 61 8 579 Interest expense 16 (105) (74) (163) Income tax items (benefit)/expense — — 61 61 EBITDA from continuing operations 726 948 (2,563) (889) Unrealized (gain) loss on equity securities — (945) — (945) Unrealized (gain) loss on derivatives (104) — — (104) Interest Income — 246 — 246 Litigation costs — — — — Restructuring Costs — — — — Stock-based compensation 4 — 98 102 Healthcare (Gain) Loss — — — — Transaction costs — — 1,158 1,158 Goodwill impairment — — — — (Gain) Loss on sale of assets — (424) — (424) Severence and retention costs — — — — Write off of Software costs — — — — Financing cost 48 6 — 54 Non-GAAP adjusted EBITDA from continuing operations 674 (169) (1,307) (802) Three Months Q2 2022 Construction Investments Star Equity Corporate Total Net income (loss) from continuing operations 94 (321) (1,063) (1,290) Depreciation and amortization 495 64 — 559 Interest expense 113 93 — 206 Income tax items (benefit)/expense — — (510) (510) EBITDA from continuing operations 702 (164) (1,573) (1,035) Unrealized (gain) loss on equity securities — — — — Unrealized (gain) loss on derivatives 469 — — 469 Interest income — — — — Litigation costs — — — — Stock-based compensation 5 — 78 83 Healthcare (Gain) Loss — — — — Transaction costs — — — — Goodwill impairment — — — — (Gain) Loss on sale of assets — — — — Severence and retention costs — — — — Write off of Software costs — — — — Financing cost 83 31 — 114 Non-GAAP adjusted EBITDA from continuing operations 1,259 (133) (1,495) (369)

34 Reconciliation of Net Income to Adjusted EBITDA- 1H 2023 ($ in 000s) (1) Reflects adjustments for any unrealized gains or losses on equity securities. (2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value. (3) We allocate all corporate interest income to the Investments Division. (4) Reflects one time transaction costs related to the sale of the Healthcare Division. (5) Reflects financing costs from our credit facilities. For the Six Months Ended June 30, 2023 Building and Construction Real Estate and Investments Star Equity Corporate Total Net income (loss) from continuing operations 1,854 941 (4,145) (1,350) Depreciation and amortization 1,015 124 12 1,151 Interest expense 45 (83) (98) (136) Income tax items (benefit)/expense — — 61 61 EBITDA from continuing operations 2,914 982 (4,170) (274) Unrealized (gain) loss on equity securities — (947) — (947) Unrealized (gain) loss on derivatives (147) — — (147) Interest Income — 246 — 246 Litigation costs — — — — Restructuring Costs — — — — Stock-based compensation 9 — 194 203 Healthcare (Gain) Loss — — — — Transaction costs — — 1,158 1,158 Goodwill impairment — — — — (Gain) Loss on sale of buildings — (424) — (424) Severence and retention costs — — — — Write off of Software costs 0 0 — 0 Financing cost 132 17 — 149 Non-GAAP adjusted EBITDA from continuing operations 2,908 (126) (2,818) (36) For the Six Months Ended June 30, 2022 Building and Construction Real Estate and Investments Star Equity Corporate Total Net income (loss) from continuing operations (822) (233) (4,666) (5,721) Depreciation and amortization 982 163 — 1,145 Interest expense 192 140 — 332 Income tax items (benefit)/expense — — 1,160 1,160 EBITDA from continuing operations 352 70 (3,506) (3,084) Unrealized (gain) loss on equity securities — — — — Unrealized (gain) loss on derivatives 1,145 — — 1,145 Interest income — — — — Litigation costs — — — — Stock-based compensation 11 — 201 212 Healthcare (Gain) Loss — — — — Transaction costs — — — — (Gain) Loss on sale of buildings — — — — Goodwill impairment — — — — Severence and retention costs — — — — Write off of software costs — — — — Financing cost 161 48 — 209 Non-GAAP adjusted EBITDA from continuing operations 1,669 118 (3,305) (1,518)

35 Capitalization Table 8 Weighted average cost of debt. 9 Includes $0.1M and $0.1M of restricted cash as of December 31, 2022 and June 30, 2023, respectively. 1 Price based on June 30, 2023 closing market price. Share count as of August 7, 2023. ² In terms of share equivalents. Expire May 28, 2025. Strike price of $2.25 per share. Price is the difference between June 30, 2023 closing common stock price and the strike price. 3 In terms of share equivalents. Expire Jan 24, 2027. Strike price of $1.50 per share. Price is the difference between the June 30, 2023 closing common stock price and the strike price. Includes warrants privately held by underwriter. 4 In terms of share equivalents. Expire Jan 24, 2027. Strike price of $0.01. Price is the difference between the June 30, 2023 closing common stock price and the strike price. 5 Preferred stock shown at liquidation preference of $10/share. 6 Reference debt schedule below. 7 Investments in equity securities balance as of June 30, 2023. ($ in thousands) Amount Rate Amount Rate Sub-Level Debt: Digirad 8,299$ 6.89% -$ - KBS -$ - -$ - EBGL 2,592$ 10.25% -$ - Star Real Estate 791$ 10.50% -$ - Corporate-Level Debt -$ - -$ - Total Debt 11,682$ 7.88% 8 -$ -$ Cash 9 (4,807)$ (21,421)$ Net Debt/(Cash) 6,875$ (21,421)$ (Public Equities) (3,490)$ (4,752)$ Net Debt/(Cash + Public Equities) 3,385$ (26,173)$ Net Debt Schedule As of Dec 31, 2022 As of June 30, 2023 (in thousands except price per share) Shares Price Market Value Common Shares ¹ 15,521 1.05$ 16,297$ Warrants (May 2020) ² 702 -$ -$ Warrants (January 2022) 3 11,163 -$ -$ Pre-Funded Warrants (January 2022) 4 325 1.04$ 338$ 10% Series A Preferred 5 1,916 10.00$ 19,156$ Net Debt/(Cash) 6 (21,421)$ Enterprise Value 14,371$ (Public Equities) 7 (4,752)$ Enterprise Value less Public Equities 9,618$ Fully Diluted Capital Structure

36 Small Cap: Ticker Market Cap(1) 5 Year TSR Business Highlights Great Elm Group Inc. GEG 63 -43% • Investment management and Real estate ALJ Regional Holdings Inc.(2) ALJJ 74 1% • Business process outsourcing services Crawford United Corp CRAWA 81 172% • Aerospace manufacturing & metal, silicone, and hydraulic hoses • Marketing technology • Air handling and energy efficient solutions BBX Capital Corp (3) BBXIA 115 • Vacation ownership interests and real estate • Chocolate and confectionary products INNOVATE Corp VATE 138 -70% • Infrastructure, life sciences and broadcasting Aimia Inc. AIMFF 210 39% • Holding Company • Communications Services SWK Holdings Corp SWKH 215 67% • Financial services for life science companies, including royalty-related financing Boston Omaha Corp(4) BOC 589 -11% • Insurance and outdoor advertising services Steel Partners Holdings LP(4),(5) SPLP 1029 182% • Diversified industrial manufacturing & oil drilling and production services • Financial services B. Riley Financial Inc. RILY 1,294 223% • Financial services • Internet access and related subscription services • Telecom and VOIP services Compass Diversified Holdings CODI 1,561 79% • Consumer goods manufacturing and environmental services Peer Group Average 71% iShares Russell 2000 ETF IWM 22% • US small-cap index Other Publicly Traded Holding Companies • The performance of Publicly Traded Holding Companies is highly dependent on company-specific execution • The Peer Group average has outperformed the benchmark over previous 5 years (1) Based on data as of 6/30/23 - $ in millions (2) Market cap as of 05/25/2023, ALJJ was subsequently delisted. TSR for 06/29/18 – 06/30/23 listed. (3) BBXIA began trading on 10/01/2020, TSR 10/01/20 – 6/30/23 was 186.3%. (4) Incentive fees paid to management teams. (5) SPLP is a publicly-traded partnership as opposed to a C-corp structure.

37 Jeff Eberwein Executive Chairman Rick Coleman CEO David Noble CFO admin@starequity.com Investor Relations Lena Cati The Equity Group Inc. Senior Vice President 212-836-9611 / lcati@equityny.com Contact Us